Dear Shareholder:

Again, the ZSA Asset Allocation Fund had a successful year. The return was excellent considering the risk taken. As you know, this is a conservative fund. Certainly, being 100% in the U.S. stock market would have been better considering the returns on the Dow Jones 30 Industrials or the S&P 500. However, the returns on these indexes are not a good description of the broader market because so much of the return is concentrated in a few stocks. The top 25 stocks in the S&P 500 accounted for 11.3% of the return in the year ended March 31, 1997 and the other 475 stocks accounted for only 8.5%. Also, the average general stock fund only returned 10.82%. The 11.20% return from a diversified asset allocation fund looks pretty good.

The following is the approximate individual asset class performance for the ZSA Asset Allocation Fund versus some common benchmarks:

U.S. Equities   ZSA AA   19.12%          S&P 500                 19.83%
Fixed Income    ZSA AA    3.67%          Lehman Corp/Gov          4.46%
REITs           ZSA AA   37.00%          NAREIT                  33.20%
International   ZSA AA   12.57%          Dow World (ex-U.S.)    - 1.20%

As you can see, we had some strong performance numbers in each class, though our fixed income numbers were weaker than Lehman's Index. Unfortunately, we have had a lower than average weighting in the U.S. stock market. Valuations overseas are fundamentally stronger than domestic valuations. The nature of our approach is to emphasize the assets that have lagged and de-emphasize the assets that have soared. Our goal is to participate when times are good, but leave the last dollar, and avoid as much of the downside as possible.

We have lost some assets in the past year due to redemptions. From our survey of those who left the Fund, we have learned that most left in favor of more aggressive stock funds. We do not plan to change our discipline or investment policy to accommodate less risk averse investors. We believe that all asset classes ultimately revert to their average performance trend.

It has been said that the average American believes he/she isn't. This tendency to think that we are somehow exempt from the same rules that govern everyone else seems somehow rooted in the American psyche. It is not limited to how we view ourselves, it is hardwired into how we view just about everything. It has manifested itself into the U.S. equity markets... we all know they will fall some day, but many of us can't help wishing that somehow we have embarked on a permanent growth trend. This is a dangerous departure from historic norms to which we at ZSA do not subscribe.

For more information, please call us.

Respectfully,

Arthur E. Zaske
Chief Investment Officer

                           ZSA ASSET ALLOCATION FUND
                    Performance Update - $10,000 Investment
        For the period from August 10, 1992 (commencement of operations)
                               to March 31, 1997



                               ZSA Asset
                               Allocation          S&P 500

              10-Aug-92        10,000.00           10,000.00
              30-Sep-92        10,007.00           10,246.00
              31-Dec-92        10,286.00           10,508.00
              31-Mar-93        10,793.00           10,982.00
              30-Jun-93        11,449.00           11,174.00
              30-Sep-93        11,955.00           11,503.00
              31-Dec-93        12,009.00           11,620.00
              31-Mar-94        11,139.00           11,217.00
              30-Jun-94        10,551.00           11,172.00
              30-Sep-94        10,804.00           11,473.00
              31-Dec-94        10,475.00           11,493.00
              31-Mar-95        11,070.00           12,339.00
              30-Jun-95        11,816.00           13,327.00
              30-Sep-95        12,300.00           13,983.00
              31-Dec-95        12,821.00           14,731.00
              31-Mar-96        13,040.00           14,947.00
              30-Jun-96        13,324.00           15,317.00
              30-Sep-96        13,706.00           15,345.00
              31-Dec-96        14,593.00           16,592.00
              31-Mar-97        14,500.00           16,750.00

This graph depicts the performance of the ZSA Asset Allocation Fund versus a combined index of 50% S&P 500 and 50% Lehman Government/Corporate Long Term Index. It is important to note the ZSA Asset Allocation Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Average Annual Total Return

------------------------------------------------------

Since Inception        One Year        Three Years

------------------------------------------------------

      8.33%             11.20%            9.19%

------------------------------------------------------




The graph assumes an initial $10,000 investment at August 10, 1992. All dividends and distributions are reinvested.

At March 31, 1997, the Fund would have grown to $14,500 - total investment return of 45.00% since August 10, 1992.

At March 31, 1997, a similar investment in a combined index of 50% S&P 500 and 50% Lehman Government/Corporate Long Term would have grown to $16,750 - total investment return of 67.50% since August 10, 1992.

Past performance is not a guarantee of future performance. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                                 ZSA ASSET ALLOCATION FUND

                                 PORTFOLIO OF INVESTMENTS

                                      March 31, 1997


------------------------------------------------------------------------------------------
                                                                                  Value
                                                                Shares           (note 1)
------------------------------------------------------------------------------------------
COMMON STOCKS - 52.53%

   Auto & Trucks - 0.61%
      Ford Motor Company                                          1,600          $50,200
                                                                  -----          -------

   Beverages - 1.03%
      The Coca-Cola Company                                       1,500           83,812
                                                                  -----           ------

   Chemicals - 0.80%
      Monsanto Company                                            1,700           65,025
                                                                  -----           ------

   Computers - 1.22%
   (a)Adaptec, Inc.                                               2,800          100,100
                                                                  -----          -------

   Computer Software & Services - 1.91%
      Adobe Systems, Inc.                                         1,600           64,200
   (a)Microsoft Corporation                                       1,000           91,687
                                                                  -----           ------
                                                                                 155,887
   Cosmetics & Personal Care - 0.89%
      Gillette Company                                            1,000           72,750
                                                                  -----           ------

   Electrical Equipment - 0.65%
      Linear Technology Corporation                               1,200           53,100
                                                                  -----           ------

   Electronics - 0.85%
      General Electric Company                                      700           69,475
                                                                    ---           ------

   Engineering & Construction - 0.77%
      Fluor Corporation                                           1,200           63,000
                                                                  -----           ------

   Entertainment - 0.63%
       The Walt Disney Company                                      700           51,100
                                                                    ---           ------

   Financial - Banks, Commercial - 0.60%
      First Chicago NBD Corporation                                 900           48,712
                                                                    ---           ------

   Financial - Banks, Money Center - 0.82%
      Chase Manhattan Corporation                                   718           67,223
                                                                    ---           ------

   Financial Services - 0.74%
      Green Tree Financial Corporation                            1,800           60,750
                                                                  -----           ------

   Food - Processing - 0.42%
      Philip Morris Companies Inc.                                  300           34,237
                                                                    ---           ------



                                                                             (Continued)

                                 ZSA ASSET ALLOCATION FUND

                                  PORTFOLIO OF INVESTMENTS

                                       March 31, 1997


-----------------------------------------------------------------------------------------
                                                                               Value
                                                              Shares          (note 1)
-----------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

   Foreign Securities - 16.92%
      ABB AB - ADR                                                  400          $43,300
      Banco Bilbao Vizcaya, S. A. - ADR                             700           41,913
      Bass PLC - ADR                                              1,850           48,563
      Broken Hill Proprietary Company Limited - ADR               1,400           37,100
      Canon, Inc. - ADR                                             400           42,600
      Commerzbank AG - ADR                                        1,500           42,750
   (a)Elan Corporation plc - ADR                                  1,300           44,362
      Elsevier NV - ADR                                           1,550           48,825
      Empresa Nacional De Electricidad, S. A. (Endesa) - AD         700           45,413
      Fletcher Challenge Building - ADR                             362           10,362
      Fletcher Challenge Energy - ADR                               362            9,593
      Fletcher Challenge Forests - ADR                              191            2,388
      Fletcher Challenge Paper - ADR                                725           14,409
      Hitachi Ltd. - ADR                                            350           30,756
      Honda Motor Company, Ltd. - ADR                               700           40,950
      HSBC Holdings plc - ADR                                       200           46,000
      Ito-Yokado Co., Ltd. - ADR                                    200           35,650
      Koninklijke Ahold NV - ADR                                    750           51,468
      Luxottica Group S. p. A. - ADR                                500           26,563
      LVMH (Moet Hennessy Louis Vuitton) - ADR                    1,000           47,750
      Matsushita Electric Industrial Company, Ltd. - ADR            500           78,125
      Norsk Hydro ASA - ADR                                         850           41,544
   (a)Novartis - ADR                                                746           46,159
      Rank Group Plc - ADR                                        2,700           38,475
      Rhone-Poulenc - ADR                                         1,450           48,213
      Roche Holding AG - ADR                                        550           46,888
      Royal Dutch Petroleum Company                                 700          122,500
      Siemens AG - ADR                                              700           37,275
      Telefonaktiebolaget LM Ericsson - ADR                       1,850           62,552
      Telefonica de Espana - ADR                                    500           35,875
      Tokio Marine & Fire Insurance Company - ADR                   600           30,450
      Toyota Motor Corporation - ADR                                900           45,450
      WMC Limited - ADR                                           1,550           38,750
                                                                  -----           ------
                                                                               1,382,971
                                                                               ---------
   Household Products & Housewares - 0.99%
      The Procter & Gamble Company                                  700           80,500
                                                                    ---           ------

   Insurance - Multiline - 0.86%
      American International Group, Inc.                            600           70,425
                                                                    ---           ------

   Machine - Construction & Mining - 0.79%
      Caterpillar Inc.                                              800           64,200
                                                                    ---           ------


                                                                             (Continued)


                                 ZSA ASSET ALLOCATION FUND

                                  PORTFOLIO OF INVESTMENTS

                                       March 31, 1997


-----------------------------------------------------------------------------------------
                                                                               Value
                                                              Shares          (note 1)
-----------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

   Manufactured Housing - 0.60%
      Clayton Homes, Inc.                                         3,827          $48,794
                                                                  -----          -------

   Medical - Biotechnology - 0.76%
      Medtronic, Inc.                                             1,000           62,250
                                                                  -----           ------

   Medical - Hospital Management & Service - 0.49%
      Columbia/HCA Healthcare Corporation                         1,200           40,350
                                                                  -----           ------

   Metals - Diversified - 0.81%
      Phelps Dodge Corporation                                      900           65,813
                                                                    ---           ------

   Oil & Gas - Domestic - 1.02%
      Enron Corporation                                           2,200           83,600
                                                                  -----           ------

   Oil & Gas - International - 1.36%
      Chevron Corporation                                         1,600          111,400
                                                                  -----          -------

   Pharmaceuticals - 1.20%
      Abbott Laboratories                                           850           47,706
      Mylan Laboratories                                          3,400           50,150
                                                                  -----           ------
                                                                                  97,856

   Real Estate Investment Trust - 8.72%
      Avalon Properties, Inc.                                       425           11,688
      BRE Properties, Inc.                                          900           22,275
      Beacon Properties Corporation                               1,050           34,780
      Burnham Pacific Properties, Inc.                            2,400           30,600
      Camden Property Trust                                         400           10,900
      CarrAmerica Realty Corporation                              1,250           38,438
      Chateau Properties, Inc.                                    1,922           50,693
      Cousins Properties, Inc.                                    1,300           35,425
      Developers Diversified Realty Corporation                     650           24,456
      Duke Realty Investments, Inc.                               1,200           48,750
      Eastgroup Properties                                        1,300           35,913
      Equity Residential Properties Trust                           300           13,313
      Federal Realty Investment Trust                               400           10,300
      General Growth Properties                                     350           11,112
      Highwoods Properties, Inc.                                  1,000           33,500
      IRT Property Company                                        1,000           11,000
      Kimco Realty Corporation                                    1,050           34,125
      Liberty Property Trust                                      1,400           34,300
      Merry Land & Investment Company, Inc.                         500           10,250



                                                                             (Continued)


                                 ZSA ASSET ALLOCATION FUND

                                  PORTFOLIO OF INVESTMENTS

                                       March 31, 1997


-----------------------------------------------------------------------------------------
                                                                               Value
                                                              Shares          (note 1)
----------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

   Real Estate Investment Trust - (Continued)
      New Plan Realty Trust                                         500          $11,313
      Oasis Residential, Inc.                                       500           11,250
      Post Properties, Inc.                                         275           10,484
      Security Capital Pacific Trust                                500           12,188
      Simon DeBartolo Group, Inc.                                   800           24,200
      Spieker Properties, Inc.                                    1,000           39,000
      Taubman Centers, Inc.                                       1,650           21,450
      United Dominion Realty Trust, Inc.                          1,500           22,125
      Washington Real Estate Investment Trust                       650           11,619
      Weingarten Realty Investors                                   275           11,652
      Wellsford Residential Property Trust                          850           24,650
      Western Investment Real Estate Trust                          900           11,250
                                                                    ---           ------
                                                                                 712,999
   Retail - Grocery - 0.62%
      Albertson's, Inc.                                           1,500           51,000
                                                                  -----           ------

   Retail - Specialty Line - 0.83%
   (a)Borders Group, Inc.                                         3,600           67,950
                                                                  -----           ------

   Telecommunications - 0.26%
      Lucent Technologies, Inc.                                     410           21,628
                                                                    ---           ------

   Toys - 0.88%
      Mattel, Inc.                                                3,000           72,000
                                                                  -----           ------

   Transportation - Miscellaneous - 0.85%
      CSX Corporation                                             1,500           69,750
                                                                  -----           ------

   Utilities - Electric - 1.29%
      Edison International                                        4,700          105,163
                                                                  -----          -------

   Utilities - Telecommunications - 1.34%
      AT&T Corporation                                            1,000           34,750
      GTE Corporation                                             1,600           74,600
                                                                  -----           ------
                                                                                 109,350

Total Common Stocks (Cost $3,225,391)                                          4,293,370
                                                                               ---------







                                                                             (Continued)


                                 ZSA ASSET ALLOCATION FUND

                                  PORTFOLIO OF INVESTMENTS

                                       March 31, 1997

-----------------------------------------------------------------------------------------
                                                  Interest   Maturity          Value
                                        Principal  Rate        Date           (note 1)
-----------------------------------------------------------------------------------------
U. S. GOVERNMENT OBLIGATIONS - 25.69%

      United States Treasury Note    $1,250,000     5.75%      08/15/03       $1,181,055
      United States Treasury Note       900,000     7.25%      05/15/04          918,282
                                                                               ---------
Total U. S. Government Obligations (Cost $2,123,094)                           2,099,337


Total Value of Investments (Cost $5,348,485 (b))                  78.22%      $6,392,707
Other Assets Less Liabilities                                     21.78%       1,779,774
                                                                  -----        ---------
   Net Assets                                                    100.00%      $8,172,481
                                                                 ======       ==========




(a)  Non-income producing investment.

(b)  Aggregate cost for financial  reporting  and federal  income tax purposes is the same.
     Unrealized  appreciation  (depreciation) of investments for financial  reporting and federal income tax purposes is as follows:


      Unrealized appreciation                                                 $1,150,288
      Unrealized depreciation                                                   (106,066)
                                                                                --------

                                        Net unrealized appreciation           $1,044,222
                                                                              ==========


   The following acronyms are used throughout this portfolio:
      ADR - American Depositary Receipt
      PLC - Public Liability Company

See accompanying notes to financial statements

                           ZSA ASSET ALLOCATION FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                 March 31, 1997


ASSETS
   Investments, at value (cost $5,348,485)                      $6,392,707
   Cash                                                          1,719,585
   Income receivable                                                52,459
   Receivable for fund shares sold                                   2,500
   Prepaid expenses                                                  1,049
   Deferred organization expenses, net (note 4)                      7,555
   Due from advisor (note 2)                                           954
   Other asset                                                       2,380
                                                                ----------
      Total assets                                               8,179,189
                                                                ----------
LIABILITIES
   Accrued expenses                                                  6,708
                                                                ----------
NET ASSETS
   (applicable to 607,475 shares outstanding; unlimited
   shares of no par value beneficial interest authorized)       $8,172,481
                                                                ==========
NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER SHARE
   ($8,172,481 / 607,475 shares)                                    $13.45
                                                                ==========
NET ASSETS CONSIST OF
   Paid-in capital                                              $6,989,714
   Undistributed net realized gain on investments                  138,545
   Net unrealized appreciation on investments                    1,044,222
                                                                ----------
                                                                $8,172,481
                                                                ==========
























See accompanying notes to financial statements

                           ZSA ASSET ALLOCATION FUND

                            STATEMENT OF OPERATIONS

                           Year ended March 31, 1997


INVESTMENT INCOME

   Income
      Interest                                                       $222,299
      Dividends                                                       149,477
                                                                 ------------
         Total income                                                 371,776
                                                                 ------------
   Expenses
      Investment advisory fees (note 2)                                89,924
      Fund administration fees (note 2)                                22,481
      Distribution and service fees (note 3)                           22,481
      Custody fees                                                      6,802
      Registration and filing administration fees (note 2)              2,697
      Fund accounting fees (note 2)                                    21,000
      Audit fees                                                        9,592
      Legal fees                                                        3,771
      Securities pricing fees                                           6,958
      Shareholder recordkeeping fees                                    1,257
      Shareholder servicing expenses                                    3,762
      Registration and filing expenses                                  3,921
      Printing expenses                                                 1,228
      Amortization of deferred organization expenses (note 4)           4,752
      Trustee fees and meeting expenses                                 7,294
      Other operating expenses                                          4,918
                                                                 ------------
         Total expenses                                               212,838
                                                                 ------------
         Less:
            Expense reimbursements (note 2)                              (954)
            Investment advisory fees waived (note 2)                  (36,588)
                                                                 ------------
         Net expenses                                                 175,296
                                                                 ------------
            Net investment income                                     196,480
                                                                 ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS

   Net realized gain from investment transactions                     770,278
   Increase in unrealized appreciation on investments                   3,607
                                                                 ------------
      Net realized and unrealized gain on investments                 773,885
                                                                 ------------
         Net increase in net assets resulting from operations        $970,365
                                                                 ============







See accompanying notes to financial statements

                                        ZSA ASSET ALLOCATION FUND

                                   STATEMENTS OF CHANGES IN NET ASSETS


--------------------------------------------------------------------------------------------------------

                                                                             Year ended     Year ended
                                                                              March 31,       March 31,
                                                                                1997           1996
--------------------------------------------------------------------------------------------------------

DECREASE IN NET ASSETS

  Operations
     Net investment income                                                      $196,480       $250,468
     Net realized gain from investment transactions                              770,278        986,366
     Increase in unrealized appreciation on investments                            3,607        460,669
                                                                                --------      ---------

        Net increase in net assets resulting from operations                     970,365      1,697,503
                                                                                 -------      ---------

  Distributions to shareholders from
     Net investment income                                                      (198,165)      (251,227)
     Net realized gain from investment transactions                                 (200)             0
                                                                                --------      ----------
        Decrease in net assets resulting from distributions                     (198,365)      (251,227)
                                                                                --------      ----------

  Capital share transactions
     Decrease in net assets resulting from capital share transactions (a)     (2,225,412)    (2,385,161)
                                                                              ----------     ----------

           Total decrease in net assets                                       (1,453,412)      (938,885)

NET ASSETS

  Beginning of year                                                            9,625,893     10,564,778
                                                                               ---------     ----------

  End of year (including undistributed net investment income of $0            $8,172,481     $9,625,893
              in 1997 and $1,685 in 1996)                                     ==========     ==========



(a) A summary of capital share activity follows:
                                            ------------------------------------------------------------
                                                     Year ended                       Year ended
                                                   March 31, 1997                   March 31, 1996
                                            ------------------------------------------------------------

                                                  Shares           Value          Shares          Value
                                              ----------       ---------         -------       --------
Shares sold                                      138,546      $1,838,748          79,653       $936,518
Shares issued for reinvestment
  of distributions                                14,919         194,507          20,475        245,030
                                                  ------         -------          ------        -------
                                                 153,465       2,033,255         100,128      1,181,548

Shares redeemed                                 (323,926)     (4,258,667)       (303,697)    (3,566,709)
                                                --------      ----------        --------     ----------

  Net decrease                                  (170,461)$    (2,225,412)       (203,569)   $(2,385,161)
                                                ========     ============       ========    ===========






See accompanying notes to financial statements

                                                  ZSA ASSET ALLOCATION FUND

                                                     FINANCIAL HIGHLIGHTS

                                       (For a Share Outstanding Throughout the Period)

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                               For the
                                                                                                             period from
                                                                                                            August 10, 1992
                                                                                                            (commencement
                                                      Year ended    Year ended    Year ended   Year ended   of operations)
                                                      March 31,     March 31,     March 31,     March 31,     March 31,
                                                          1997          1996          1995         1994          1993
-----------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                      $12.37        $10.76        $10.92       $10.77         $10.00

   Income (loss) from investment operations
      Net investment income (loss)                          0.29          0.30          0.15        (0.01)          0.04
      Net realized and unrealized gain (loss) on
         investments                                        1.08          1.61         (0.17)        0.31           0.77
                                                            ----          ----         -----         ----           ----

         Total from investment operations                   1.37          1.91         (0.02)        0.30           0.81
                                                            ----          ----         -----         ----           ----

   Distributions to shareholders from
      Net investment income                                (0.29)        (0.30)        (0.14)       (0.01)         (0.04)
      Net realized gain from investment transactions           0             0             0        (0.14)             0
                                                            ----          ----          ----        -----           ----

         Total distributions                               (0.29)        (0.30)        (0.14)       (0.15)         (0.04)
                                                           -----         -----         -----        -----          -----

Net asset value, end of period                            $13.45        $12.37        $10.76       $10.92         $10.77
                                                          ======        ======        ======       ======         ======

Total return                                               11.20%        17.80%        (0.62)%       2.67%          7.93%
                                                           =====         =====         =====         ====           ====

Ratios/supplemental data
   Net assets, end of period                          $8,172,481    $9,625,893   $10,564,778   $13,554,753     $2,033,819
                                                      ==========    ==========   ===========   ===========     ==========

   Ratio of expenses to average net assets
      Before expense reimbursements and waived fees         2.37%         2.30%         2.03%        2.75%          4.11%
      After expense reimbursements and waived fees          1.95%         1.91%         1.95%        1.92%          1.72%

   Ratio of net investment income (loss) to average net assets
      Before expense reimbursements and waived fees         1.77%         2.06%         1.18%        (0.88)%       (1.66)%(a)
      After expense reimbursements and waived fees          2.18%         2.45%         1.27%        (0.05)%        0.73 %(a)

   Portfolio turnover rate                                  9.57%        67.89%       130.53%        53.66%        22.26%

   Average broker commissions per share (b)                $0.10

(a)  Annualized.

(b) Represents total commission paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

See accompanying notes to financial statements

                            ZSA ASSET ALLOCATION FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

The ZSA Asset Allocation Fund (the "Fund") is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust, an open-ended investment company, was organized on October 18, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The Fund began operations on August 10, 1992. The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m., New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

B. Federal Income Taxes - No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

     Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on the accrual basis. Dividend income is recorded on the ex-dividend date.

D. Distributions to Shareholders - The Fund generally declares dividends quarterly, payable in March, June, September and December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.







                                                                     (Continued)

                            ZSA ASSET ALLOCATION FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997


F. Repurchase Agreement - The Fund may acquire U. S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund will not enter into repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the Investment Company Act of 1940, as amended.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Pursuant to an investment advisory agreement, Zaske, Sarafa & Associates, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.00% of the Fund's average daily net assets.

Currently, the Fund does not offer its shares for sale in states which require limitations to be placed on its expenses. The Advisor currently intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 1.95% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived a portion of its fee amounting to $36,588 ($0.05 per share) and has reimbursed expenses amounting to $954 for the year ended March 31, 1997.

The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.25% of the Fund's first $10 million of average daily net assets, 0.20% of the next $40 million of average daily net assets, 0.175% of the next $50 million of average daily net assets, and 0.15% of average daily net assets over $100 million. The Administrator also receives a monthly fee of $1,750 for accounting and recordkeeping services. Additionally, the Administrator charges the Fund for servicing of shareholder accounts and registration of the Fund's shares. The contract with the Administrator provides that the aggregate feesfor the aforementioned administration, accounting and recordkeeping services shall not be less than $3,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.


                                                                     (Continued)

                            ZSA ASSET ALLOCATION FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997


NOTE 3 - DISTRIBUTION AND SERVICE FEES

The Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "Act"), as amended, adopted a distribution plan pursuant to Rule 12b-1 of the Act (the "Plan"). The Act regulates the manner in which a regulated investment company may assume expenses of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

The Plan provides that the Fund may incur certain expenses, which may not exceed 0.25% per annum of the Fund's average daily net assets for each year elapsed subsequent to adoption of the Plan, for payment to the distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of shares of the Fund or support servicing of shareholder accounts. The Fund incurred $22,481 of such expenses under the Plan for the year ended March 31, 1997.


NOTE 4 - DEFERRED ORGANIZATION EXPENSES

Expenses totalling $23,750 incurred in connection with its organization and the registration of its shares have been assumed by the Fund.

The organization expenses are being amortized over a period of sixty months. Investors purchasing shares of the Fund bear such expenses only as they are amortized against the Fund's investment income.


NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

Purchases  and  sales  of  investments,   other  than  short-term   investments,
aggregated $701,309 and $2,992,814, respectively, for the year ended March 31, 1997.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees and Shareholders of The Nottingham Investment Trust II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the ZSA Asset Allocation Fund (a portfolio of The Nottingham Investment Trust II) as of March 31, 1997, and the related statements of operations and changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended March 31, 1996 and the financial highlights for the four years in the period ended March 31, 1996 were audited by other auditors, whose reports thereon dated May 14, 1996, expressed an unqualified opinion.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 1997 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the ZSA Asset Allocation Fund as of March 31, 1997, the results of its operations, the changes in its net assets and its financial highlights for the year then ended in conformity with generally accepted accounting principles.




/S/ DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania
April 25, 1997